Summary Prospectus Supplement	November 16, 2016

The Putnam Fund for Growth and Income
Summary Prospectus dated February 29, 2016

The section Your fund’s management is supplemented to reflect that the fund’s portfolio manager is now Darren Jaroch and the fund’s assistant portfolio manager is Walter Scully.

Mr. Jaroch joined the fund in November 2016 and is Portfolio Manager.

Mr. Scully joined the fund in November 2016 and is Assistant Portfolio Manager.

304119 11/16